UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2012

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement

On April 23, 2012, Apio, Inc., a Delaware corporation (“Apio” or the “Company”) and a wholly-owned subsidiary of Landec Corporation, a Delaware corporation (“Landec”), entered into a stock purchase agreement (the “Purchase Agreement”) by and among the Company, GreenLine Holding Company, a Delaware corporation (“GreenLine Holding”), the 2003 Riverside Capital Appreciation Fund, L.P., a Delaware limited partnership, the 2003 Riverside Capital Appreciation Fund (QC), L.P., a Delaware limited partnership, and the other stockholders and warrantholders of GreenLine Holding (together, the “Seller”).  Pursuant to the Purchase Agreement, the Company acquired, on April 23, 2012 (the “Closing Date”), all of the issued and outstanding common stock and warrants of GreenLine Holding (the “Acquisition”) for initial consideration of $63.0 million in cash, $4.725 million of which has been deposited in escrow to provide security for certain obligations of the Seller that may arise under the Purchase Agreement, with such escrow to be held for 18 months from the Closing Date.  The Purchase Agreement includes potential earn-out payments to the Seller of up to $7.0 million, which will be based on the former business of GreenLine Holding and its operating subsidiaries (together, the “GreenLine Entities”) achieving certain financial targets during calendar year 2012.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The information regarding the Loan Agreements and related security and pledge agreements and guarantees set forth under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01       Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Acquisition, on April 23, 2012, the Company, together with certain of its subsidiaries, entered into three loan agreements with General Electric Capital Corporation and/or its affiliates (“GE Capital”):  (i) a five-year, $25.0 million asset-based working capital revolving line of credit, with an interest rate of LIBOR plus 2%, with availability based on the combination of the accounts receivable and eligible inventory balances of the Company, Cal Ex Trading Company, a Delaware corporation and wholly-owned subsidiary of the Company (“Cal Ex”), and GreenLine Logistics, Inc., an Ohio corporation and wholly-owned subsidiary of the Company (“GreenLine Logistics”); (ii) an approximately $12.7 million equipment loan which matures in seven years with a fixed interest rate of 4.37%; and (iii) an approximately $19.1 million real estate loan, $1.2 million of which matures in 12 months and the remainder maturing in ten years with a fixed interest rate of 4.02% (collectively, the “Loan Agreements”).  The obligations of the Company and the borrowers thereunder arising from the Loan Agreements are secured by liens on all of the property of the the Company, Cal Ex, Apio Cooling L.P. (“Apio Cooling”), a California limited partnership and majority-owned subsidiary of the Company, and GreenLine Logistics (the GreenLine Entities other than GreenLine Logistics having been merged into the Company on the Closing Date).  The Loan Agreements contain customary events of default under which obligations could be accelerated or increased.  Landec is guarantying all obligations of the Company, Cal Ex, Apio Cooling and GreenLine Logistics to GE Capital under the loans described in clauses (ii) and (iii) above and has pledged its equity interest in Apio as collateral under the loan described in (i) above.

The foregoing description of the Loan Agreements and related security and pledge agreements and guarantees does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Loan Agreements and related security and pledge agreements and guarantees, copies of which are attached hereto as Exhibits 10.1- 10.9 and the terms of which are incorporated herein by reference.

Item 8.01       Other Items

The full text of the press release, dated April 23, 2012, announcing the Acquisition, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(a)	Financial Statements for Businesses Acquired.

The financial statements required to be filed with respect to the acquired business described in Item 2.01 have not been filed in this initial Current Report on Form 8-K.  Instead, financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Current Report on Form 8-K with the Securities and Exchange Commission, as permitted by Item 9.01 (a)(4) of Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial statements required to be filed with respect to the acquired business described in Item 2.01 have not been filed in this initial Current Report on Form 8-K.  Instead, the pro forma financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Current Report on Form 8-K with the Securities and Exchange Commission, as permitted by Item 9.01 (b)(2) of Form 8-K.

Exhibit Number	Description
2.1
Stock Purchase Agreement dated April 23, 2012 by and among Apio, Inc., GreenLine Holding Company, and the 2003 Riverside Capital Appreciation Fund, L.P., and the 2003 Riverside Capital Appreciation Fund (QC), L.P. (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.1	Credit Agreement dated April 23, 2012 by and among Apio, Inc., Cal Ex Trading Company, GreenLine Logistics, Inc. and General Electric Capital Corporation

10.2	Guaranty and Security Agreement dated April 23, 2012 by and among Apio, Inc., Cal Ex Trading Company, GreenLine Logistics, Inc. and General Electric Capital Corporation

10.3	Pledge Agreement dated April 23, 2012 by and between Landec Corporation and General Electric Capital Corporation

10.4	Loan Agreement dated April 23, 2012 by and among General Electric Capital Corporation, Apio, Inc., Apio Cooling, L.P., GreenLine Foods, Inc. and GreenLine South Carolina Properties, LLC

10.5	Security Agreement dated April 23, 2012 by and among Apio, Inc., GreenLine Logistics, Inc., Cal Ex Trading Company and General Electric Capital Corporation

10.6	Guaranty dated April 23, 2012 by and among Landec Corporation, GreenLine Holding Company and General Electric Capital Corporation

10.7	Master Security Agreement dated April 23, 2012 by and between Apio, Inc. and General Electric Capital Corporation

10.8	Promissory Note dated April 23, 2012 by Apio, Inc., payable to the order of GE Capital Capital Commercial, Inc.

10.9	Guaranty dated April 23, 2012 by and for the benefit of Landec Corporation and General Electric Capital Corporation and its affiliates

99.1	Press Release of Landec Corporation dated April 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: April 26, 2012	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Stock Purchase Agreement dated April 23, 2012 by and among Apio, Inc., GreenLine Holding Company, and the 2003 Riverside Capital Appreciation Fund, L.P., and the 2003 Riverside Capital Appreciation Fund (QC), L.P. (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.1	Credit Agreement dated April 23, 2012 by and among Apio, Inc., Cal Ex Trading Company, GreenLine Logistics, Inc. and General Electric Capital Corporation

10.2	Guaranty and Security Agreement dated April 23, 2012 by and among Apio, Inc., Cal Ex Trading Company, GreenLine Logistics, Inc. and General Electric Capital Corporation

10.3	Pledge Agreement dated April 23, 2012 by and between Landec Corporation and General Electric Capital Corporation

10.4	Loan Agreement dated April 23, 2012 by and among General Electric Capital Corporation, Apio, Inc., Apio Cooling, L.P., GreenLine Foods, Inc. and GreenLine South Carolina Properties, LLC

10.5	Security Agreement dated April 23, 2012 by and among Apio, Inc., GreenLine Logistics, Inc., Cal Ex Trading Company and General Electric Capital Corporation

10.6	Guaranty dated April 23, 2012 by and among Landec Corporation, GreenLine Holding Company and General Electric Capital Corporation

10.7	Master Security Agreement dated April 23, 2012 by and between Apio, Inc. and General Electric Capital Corporation

10.8	Promissory Note dated April 23, 2012 by Apio, Inc., payable to the order of GE Capital Capital Commercial, Inc.

10.9	Guaranty dated April 23, 2012 by and for the benefit of Landec Corporation and General Electric Capital Corporation and its affiliates

99.1	Press Release of Landec Corporation dated April 23, 2012